SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 9, 2006

MIVA, Inc.

(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-30428 (Commission File No.)	88-0348835 (IRS Employer Identification Number)

5220 Summerlin Commons Boulevard

Fort Myers, Florida 33907

(239) 561-7229

(Address, including zip code, and telephone number

including area code of Registrant’s

principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 9, 2006, MIVA, Inc. (the “Company”) issued a press release entitled; “MIVA Announces Second Quarter 2006 Results” regarding its financial results for the three months ended June 30, 2006, and held a Management Conference Call to discuss these results and the outlook of the Company. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1.

The information in this Form 8-K and accompanying press release are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 9, 2006, entitled “MIVA Announces Second Quarter 2006 Results.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIVA, Inc.
Date: August 11, 2006	By:	/s/ Peter Corrao

Peter Corrao Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 9, 2006, entitled “MIVA Announces Second Quarter 2006 Results.”